Exhibit 99.1

NEWS RELEASE
Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD’S RED HOSPITALITY & LEISURE ANNOUNCES

EXPANSION INTO HAWAII

DALLAS, March 20, 2023 – Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today announced that RED Hospitality & Leisure, LLC (“RED”), a leading watersports and resort services company, has acquired privately-held Alii Nui and Maui Dive Shop, Maui’s premier luxury catamaran and diving operation.

Alii Nui has developed a reputation of providing the ultimate Maui luxury sailing and watersport experience with offerings including sunset sails, dinner cruises, scuba lessons, snorkeling and whale-watching excursions and was recently ranked #1 in Maui and #10 in Hawaii for the Best Tour Company in 2023 by USA Today’s 10BEST. Alii Nui is also the on-property provider of scuba programming to The Grand Wailea Resort, Maui, and has carved a niche in the Hawaiian watersport market by delivering unmatched service standards over the last four decades.

RED intends to expand the Alii Nui fleet in 2023 with an additional vessel, and the acquisition follows RED’s proven track record of successfully acquiring and expanding high-quality providers in niche, high-barrier, luxury markets. The transaction also expands RED’s geographic footprint into the premier Maui market and geographically diversifies its revenue stream. By establishing a foothold in this coveted market, RED is well-positioned to continue to grow its business in Hawaii.

“I’m thrilled to welcome Alii Nui and Maui Dive Shop into the RED family of companies,” commented Chris Batchelor, RED’s Chief Executive Officer. “Alii Nui and Maui Dive Shop will join Cruz Bay Watersports, Sebago Watersports, Lady Lynsey Luxury Excursions and Lady Grace Luxury Excursions as part of our expanding, best-in-class portfolio. Our entrance into the Hawaii market is a material step forward for RED. The pent-up demand for exceptional watersports and excursion experiences continues to grow and we are very excited to be part of the future of this attractive destination.”

Please visit www.experiencered.com to learn more about RED Hospitality and Leisure.

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Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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